SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2004

DREAMS, INC.

(Exact name of registrant as specified in its charter)

Utah		87-0368170
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 South University Drive, Suite 325, Plantation, Florida 33324

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (954) 377-0002

N/A

(Former name or former address, if changed since last report)

Item 5.

On June 2, 2004, the Company issued a press release announcing the appointment of new officers. A copy of the press release is filed as an exhibit herewith.

Item 7: Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Exhibits:

99.1	Press Release dated June 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAMS, INC.

By:	/s/ Mark Viner
Name:	Mark Viner
Its:	Chief Financial Officer

Dated: June 2, 2004